Item 1: Report to Shareholders

High Yield Fund	May 31, 2005

The views and opinions in this report were current as of May 31, 2005. They are not guarantees of performance or investment results and should not be taken as investment advice. Investment decisions reflect a variety of factors, and the managers reserve the right to change their views about individual stocks, sectors, and the markets at any time. As a result, the views expressed should not be relied upon as a forecast of the fund’s future investment intent. The report is certified under the Sarbanes-Oxley Act of 2002, which requires mutual funds and other public companies to affirm that, to the best of their knowledge, the information in their financial reports is fairly and accurately stated in all material respects.

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Fellow Shareholders

Your fund posted solid gains for the year, although steep losses in March and April led to a breakeven performance for the last six months. Our results generally tracked the high-yield market’s vacillations and outperformed the Lipper average for high-yield funds in both periods. Although high-yield bonds were only marginally affected by the Fed’s short-term rate hikes, the prospect of an economic slowdown precipitated a flight to quality as we approached the end of the reporting period.

MARKET ENVIRONMENT

Following two-and-a-half years of near-perfect conditions for high-yield investors—an environment characterized by extremely low volatility and steady monthly gains—volatility crept into the market over the past six months. It was a dramatic shift and caused investor confusion and uncertainty about the market’s long-term direction.

The chart at left shows the high-yield market’s spread, which is the yield difference between the CS First Boston High Yield Index and the 10-year U.S. Treasury note measured in basis points (100 basis points equal one percent, 1.00%), and the 10-year Treasury’s yield. From the end of November through mid-March, high-yield bond prices surged, compressing spreads to historically low levels, at approximately 300 basis points. After bottoming in March, spreads widened dramatically as high-yield investors became increasingly concerned about interest rate volatility and the potential impact of the Ford and GM downgrades. The market quickly reversed course in mid-May, however, as those fears subsided. April and May were volatile months; the spread widened to about 470 basis points over Treasuries in mid-May, before rallying at the end of the reporting period.

There were several factors contributing to high-yield market volatility over the past six months:

• Most importantly, the impending downgrades of GM and Ford debt introduced fears of a potential oversupply in the high-yield market. Junk bond investors were surprised by the speed and magnitude of these companies’ ratings downgrades, and worried about the ramifications for the high-yield market.

• The growing participation of hedge funds in our market sparked significant volatility. Hedge funds generate a substantial amount of the trading volume in high-yield bonds, and as financial markets began to experience losses, investors worried that hedge funds might be forced to unwind their aggressive positions, potentially introducing unforeseen shocks to the market.

• The 10-year Treasury’s yield zigged and zagged dramatically over the six-month period, even as the Fed repeatedly raised short-term rates. Movements in the benchmark 10-year Treasury bond directly impact relative valuations in the high-yield market and investors’ appetite for risk and yield.

• Technical factors also added volatility. Some institutional investors, sensing the market’s overvaluation, reduced high-yield holdings and locked in gains.

PERFORMANCE COMPARISON

Periods Ended 5/31/05	6 Months	12 Months
High Yield Fund	0.02%	9.12%
High Yield Fund–
Advisor Class	-0.10	8.73
CS First Boston
High Yield Index	0.60	9.97
Lipper High Current
Yield Funds Average	0.03	8.60

Please see the fund’s quarter-end returns following this letter.

Your portfolio’s six-month returns were in line with the average high-yield fund tracked by Lipper Inc. but lagged the unmanaged CS First Boston High Yield Index. A $0.27 decline in the share price offset the fund’s income of $0.26 and the short-term capital gain paid late last year (see the Portfolio Characteristics table on page 5). Because returns were essentially flat for the past six months, results for the prior six months largely determined performance for our fiscal year ended May 31, 2005. Twelve-month returns were better than the average high-yield fund and trailed the CS First Boston index. The fund’s share price rose $0.07, and dividends plus the short-term gain contributed $0.54 for the period, generating a solid 9.12% return. Advisor Class share results were similar but reflected their different fee structure.

PORTFOLIO AND STRATEGY REVIEW

We have pursued a strategy of reducing the portfolio’s risk. Over the past six months, we sold some of our lowest-quality bonds, which would suffer the most in a market correction. At the same time, we increased our weighting in BB rated bonds. Six months ago, BBs accounted for 17% of the portfolio and at the end of the reporting period they were 21%. In hindsight, we should have owned even more BBs. Although they are generally more interest rate sensitive, as it turned out, they outperformed medium-quality, single B rated credits. We were wrong on our higher-rate forecast six months ago, and we continue to be surprised at how far long-term interest rates have fallen. At this juncture, we think it is more important to avoid credit risk than assume interest rate risk given the market’s recent volatility and rich valuations.

Ford and General Motors Downgraded to Junk Status

At the same time that high-yield spreads were at historically low levels, investment-grade Ford and General Motors credits (rated BBB/BB until May 5) were trading at 550 basis points and 700 basis points over Treasuries, respectively. Other “five-B” split-rated bonds were trading around 200 basis points over Treasuries, while Ford and GM were trading at yields comparable to CCC credits, the high-yield market’s lowest-quality tier. This was a big valuation disconnect. It implied that the debt of these auto giants was absurdly cheap, or the high-yield market was grossly overvalued, or both. Moreover, Ford and GM were too large for the high-yield market to ignore. By some estimates, if Ford and GM were both downgraded, they could constitute as much as 12% of the high-yield market. (Please refer to our portfolio of investments for a complete listing of the fund’s holdings and the amount each represents of the portfolio.)

Fundamentally, we are cautiously optimistic about Ford’s and GM’s long-term financial flexibility. We are also attracted to their cheap bond valuations. Accordingly, we scaled into half-percent positions in both companies. We were a bit early buying GM, as the bonds traded substantially lower after our initial purchase. We added at lower levels but are still a bit under water on the position. Ford bonds, on the other hand, are trading sharply higher, and we have an overall gain on these two industrial Goliaths. On average, our Ford bond purchases yield 8.65% (based on our average cost) and the GM position yields 8.35%.

Our overall auto/truck exposure is about 3.3% . While this is not a huge sector in terms of its overall importance for the portfolio, we will continue to monitor it carefully. Short term, we recognize that Ford, GM, and the entire automotive industry are vulnerable to continued volatility. Most of the other companies are parts manufacturers and their ultimate success is tied to the Big Three. When volumes are up, parts manufacturers do well, but when volumes fall, so do their fortunes. Although we were underweight in auto-related credits, which helped our relative results, we were hurt by our positions in EaglePicher and Autocam.

Historically, investments in “fallen angels”—former investment-grade companies like AT&T, Lucent, and Tyco—have been profitable investments for the portfolio and a core part of our strategy. We’ve often said, “When you’re yelling you should be selling, and when you’re crying you should be buying.” We were buying when things looked very ugly and, in each case, conditions subsequently improved and we earned significant capital appreciation. We believe that Ford and GM represent similar situations. Over the intermediate term, we are confident that these companies will undertake the necessary operational and financial restructuring to restore their financial health. In the meantime, each is generating an above-market yield.

Our overall strategy was essentially unchanged over the past six months. We continued to rely on the intensive and thorough research efforts of our credit analysts to find attractive yields at reasonable prices. We did not implement significant sector shifts, and our focus remains on bottom-up credit selection. We benefited from a strong run in some of our largest positions in chemicals, such as Lyondell. In the telecom sector, Western Wireless and MCI performed well, thanks to acquisitions by Alltel and Verizon, respectively. We also had a solid gain in Call Net Enterprises, which was acquired by Rogers Communications. Rogers is itself a significant holding and was the portfolio’s third-best contributor for the past six months.

PORTFOLIO CHARACTERISTICS

Periods Ended	11/30/04	5/31/05
High Yield Fund Share Price	$7.18	$6.91
Capital Gain Distributions Per Share
Short-Term	–	0.01
Long-Term	–	–
Dividends Per Share
For 6 Months	0.27	0.26
For 12 Months	0.55	0.53
30-Day Dividend Yield *	7.38%	7.52%
30-Day Standardized Yield
to Maturity	6.50	7.27
High Yield Fund–Advisor
Class Share Price	7.16	6.89
Capital Gain Distributions Per Share
Short-Term	–	0.01
Long-Term	–	–
Dividends Per Share
For 6 Months	0.26	0.26
For 12 Months	0.53	0.52
30-Day Dividend Yield *	7.15%	7.34%
30-Day Standardized Yield
to Maturity	6.26	7.07
Weighted Average Maturity (years)	7.4	7.3
Weighted Average Effective
Duration (years)	3.5	3.9

* Dividends earned for the last 30 days of the period indicated
are annualized and divided by the fund’s net asset value at the end of the period.
Yields will vary and are not guaranteed.

On the negative side, EaglePicher and Autocam, the previously mentioned pair of auto parts manufacturers, were our largest detractors for the six-month period. We were also hurt by our stake in Elan, the pharmaceutical company whose multiple sclerosis drug, Tysabri, was removed from the market. Tysabri had demonstrated immense promise as a potential new blockbuster drug, and it had already been approved by the FDA. Unexpectedly, though, the drug was tied to several suspected cases of a rare, and often fatal, brain disorder.

OUTLOOK

Our outlook for the high-yield market is largely consistent with our prior views. We are still concerned about rich valuations. We had hoped that the March/April correction would be somewhat longer and provide a more attractive valuation base for the market, but the late-May rally returned the market to somewhat aggressive valuation levels. We also remain cautious on interest rates with the 10-year Treasury yielding only 4%. Six months ago, we said 2005 would be a challenging year. Although we were relieved to see our market stabilize in the final weeks of the reporting period, we don’t want to become overly optimistic.

The environment appears good for many of our credits, but we sense isolated pockets of weakness. For example, there is concern about global overcapacity in the steel industry, which was one of the market’s best-performing sectors in 2004. We also remain cautious about the aggressive behavior of leveraged buyout sponsors, who are responsible for issuing a significant part of our market’s securities. These sponsors are crafting increasingly aggressive debt-financed acquisitions, and they are paying high prices. Longer term, this could compromise the high-yield market’s overall credit quality. We intend to remain a conservative high-yield fund, and we will work diligently on your behalf to maximize yield without taking undue risk.

Respectfully submitted,

Mark J. Vaselkiv
Chairman of the fund’s Investment Advisory Committee

June 10, 2005

The committee chairman has day-to-day responsibility for managing the portfolio and works with committee members in developing and executing the fund’s investment program.

RISKS OF BOND INVESTING

Bonds are subject to interest rate risk, the decline in bond prices that usually accompanies a rise in interest rates, and credit risk, the chance that any fund holding could have its credit rating downgraded, or that a bond issuer will default (fail to make timely payments of interest or principal), potentially reducing the fund’s income level and share price. High-yield corporate bonds could have greater price declines than funds that invest primarily in high-quality bonds. Companies issuing high-yield bonds are not as strong financially as those with higher credit ratings, so the bonds are usually considered speculative investments.

GLOSSARY

Average maturity: The weighted average of the stated maturity dates of the portfolio’s securities. In general, the longer the average maturity, the greater the fund’s sensitivity to interest rate changes. A shorter average maturity usually means less interest rate sensitivity and therefore a less volatile portfolio.

CS First Boston High Yield Index: Tracks the performance of domestic noninvestment-grade corporate bonds.

Duration: A measure of a bond or bond fund’s sensitivity to changes in interest rates. For example, a fund with a four-year duration would fall about 4% in response to a one-percentage-point rise in interest rates, and vice versa.

Federal funds rate: The interest rate charged on overnight loans of reserves by one financial institution to another in the United States. The Federal Reserve sets a target federal funds rate to affect the direction of interest rates.

Lehman Brothers U.S. Aggregate Index: An unmanaged index that tracks the performance of investment-grade government and corporate bonds. This index is widely accepted as the benchmark for the broad U.S. investment-grade bond market.

Lipper averages: Consist of all mutual funds in a particular category as tracked by Lipper Inc.

PORTFOLIO HIGHLIGHTS

SECTOR DIVERSIFICATION
	Percent of	Percent of
	Net Assets	Net Assets
	11/30/04	5/31/05

Electric Utilities	6%	8%
Wireless Communications	5	7
Printing and Publishing	8	6
Energy	7	6
Specialty Chemicals	5	6
Health Care	5	5
Gaming	5	5
Services	4	4
Paper and Paper Products	4	4
Telecommunications	5	4
Container	4	4
Automobiles and Related	4	3
Manufacturing	3	3
Electronic Components	4	3
Miscellaneous Consumer Products	3	3
Cable Operators	3	3
Metals and Mining	4	3
Building Products	3	3
Entertainment and Leisure	2	2
Aerospace and Defense	2	2
All Other	9	12
Assets Less Liabilities	5	4
Total	100%	100%

PORTFOLIO HIGHLIGHTS

TWENTY-FIVE LARGEST HOLDINGS
Percent of
Net Assets
5/31/05

Nextel	2.2%
Rogers Communications	1.7
Qwest Communications	1.5
Williams Companies	1.3
Dex Media	1.2
AES	1.2
Owens-Brockway Glass	1.1
Cablevision Systems	1.1
Quebecor Media	1.0
Lyondell Chemical	1.0
NRG Energy	1.0
Georgia-Pacific	1.0
MGM Mirage	0.8
CanWest Media	0.8
Chesapeake Energy	0.8
Universal City Florida	0.8
Charter Communications	0.8
TRW Automotive	0.8
Amerigas Partners	0.8
Columbia/HCA	0.7
Allied Waste North America	0.7
Smurfit-Stone Container	0.7
E*Trade Financial	0.7
Invista	0.7
Jostens Holding	0.7
Total	25.1%

Note: Table excludes investments in the T. Rowe Price Reserve Investment Fund.

GROWTH OF $10,000

This chart shows the value of a hypothetical $10,000 investment in the fund over the past 10 fiscal year periods or since inception (for funds lacking 10-year records). The result is compared with benchmarks, which may include a broad-based market index and a peer group average or index. Market indexes do not include expenses, which are deducted from fund returns as well as mutual fund averages and indexes.

AVERAGE ANNUAL COMPOUND TOTAL RETURN

This table shows how the fund and its benchmarks would have performed if their actual (or cumulative) returns for the periods shown had been earned at a constant rate.

				Since
				Inception
Periods Ended 5/31/05	1 Year	5 Years	10 Years	3/31/00
High Yield Fund	9.12%	7.54%	7.60%	–
High Yield Fund–Advisor Class	8.73	7.28	–	6.85%
CS First Boston High Yield Index	9.97	8.64	7.49	7.98
Lipper High Current Yield Funds Average	8.60	5.56	5.69	4.96

Returns do not reflect taxes that the shareholder may pay on fund distributions or the redemption of fund shares. Past performance cannot guarantee future results.

FUND EXPENSE EXAMPLE

As a mutual fund shareholder, you may incur two types of costs: (1) transaction costs such as redemption fees or sales loads and (2) ongoing costs, including management fees, distribution and service (12b-1) fees, and other fund expenses. The following example is intended to help you understand your ongoing costs (in dollars) of investing in the fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the most recent six-month period and held for the entire period.

Please note that the fund has two share classes: The original share class (“investor class”) charges no distribution and service (12b-1) fee. Advisor Class shares are offered only through unaffiliated brokers and other financial intermediaries and charge a 0.25% 12b-1 fee. Each share class is presented separately in the table.

Actual Expenses

The first line of the following table (“Actual”) provides information about actual account values and expenses based on the fund’s actual returns. You may use the information in this line, together with your account balance, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The information on the second line of the table (“Hypothetical”) is based on hypothetical account values and expenses derived from the fund’s actual expense ratio and an assumed 5% per year rate of return before expenses (not the fund’s actual return). You may compare the ongoing costs of investing in the fund with other funds by contrasting this 5% hypothetical example and the 5% hypothetical examples that appear in the shareholder reports of the other funds. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

Note: T. Rowe Price charges an annual small-account maintenance fee of $10, generally for accounts with less than $2,000 ($500 for UGMA/UTMA). The fee is waived for any investor whose T. Rowe Price mutual fund accounts total $25,000 or more, accounts employing automatic investing, and IRAs and other retirement plan accounts that utilize a prototype plan sponsored by T. Rowe Price (although a separate custodial or administrative fee may apply to such accounts). This fee is not included in the accompanying table. If you are subject to the fee, keep it in mind when you are estimating the ongoing expenses of investing in the fund and when comparing the expenses of this fund with other funds.

You should also be aware that the expenses shown in the table highlight only your ongoing costs and do not reflect any transaction costs, such as redemption fees or sales loads. Therefore, the second line of the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. To the extent a fund charges transaction costs, however, the total cost of owning that fund is higher.

T. ROWE PRICE HIGH YIELD FUND

	Beginning	Ending	Expenses Paid
	Account Value	Account Value	During Period*
	12/1/04	5/31/05	12/1/04 to 5/31/05
Investor Class
Actual	$1,000.00	$1,000.20	$3.84
Hypothetical (assumes 5%
return before expenses)	1,000.00	1,021.09	3.88
Advisor Class
Actual	1,000.00	999.00	4.98
Hypothetical (assumes 5%
return before expenses)	1,000.00	1,019.95	5.04
* Expenses are equal to the fund’s annualized expense ratio for the six-month period, multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half year (182) divided by the days in the year (365) to reflect the half-year period. The annualized expense ratio of the Investor Class was 0.77%, the Advisor Class was 1.00%.

QUARTER-END RETURNS

Periods Ended 6/30/05	1 Year	5 Years	10 Years
High Yield Fund	9.53%	7.50%	7.75%
High Yield Fund–Advisor Class	9.30	7.30	7.64
CS First Boston High Yield Index	10.09	8.52	7.60
Lipper High Current Yield Funds Average	8.93	5.46	5.82

Current performance may be lower or higher than the quoted past performance, which cannot guarantee future results. Share price, principal value, and return will vary, and you may have a gain or loss when you sell your shares. For the most recent month-end perfor-
mance information, please visit our Web site (troweprice.com) or contact a T. Rowe Price representative at 1-800-225-5132. The performance information shown does not reflect the deduction of a 1% redemption fee on shares held for three months or less. If it did, the performance would be lower.
This table provides returns through the most recent calendar quarter-end rather than through the end of the funds fiscal period. The T. Rowe Price High Yield Fund–Advisor Class began operations on March 31,
2000, and shares the portfolio of the existing retail fund (the original share class of the fund is referred to as the “investor class”). The average annual total return figures for the Advisor Class have been calcu-
lated using the performance data of the investor class up to the inception date of the class and the actual performance results of the class since that date. The performance results of the investor class have not been adjusted to reflect the 12b-1 fee associated with the Advisor Class (0.25%). Had these fees been included, the performance of the Advisor Class would have been lower.
Average annual total return figures include changes in principal value, reinvested dividends, and capital gain distributions. Returns do not reflect taxes that the shareholder may pay on fund distributions or the redemption of fund shares. When assessing performance, investors should consider both short- and long-
term returns.

FINANCIAL HIGHLIGHTS	For a share outstanding throughout each period

Investor Class
	Year
	Ended
	5/31/05**	5/31/04	5/31/03	5/31/02	5/31/01
NET ASSET VALUE
Beginning of period	$6.84	$6.69	$6.62	$7.04	$7.50

Investment activities
Net investment income (loss)	0.51	0.56	0.58	0.63	0.74
Net realized and
unrealized gain (loss)	0.10	0.15	0.06	(0.41)	(0.46)

Total from
investment activities	0.61	0.71	0.64	0.22	0.28

Distributions
Net investment income	(0.53)	(0.56)	(0.57)	(0.64)	(0.74)
Net realized gain	(0.01)	–	–	–	–

Total distributions	(0.54)	(0.56)	(0.57)	(0.64)	(0.74)

NET ASSET VALUE
End of period	$6.91	$6.84	$6.69	$6.62	$7.04

Ratios/Supplemental Data
Total return^	9.12%	10.85%	10.53%	3.48%	3.96%
Ratio of total expenses to
average net assets	0.77%	0.78%	0.81%	0.83%	0.82%
Ratio of net investment
income (loss) to average
net assets	7.18%	8.07%	9.09%	9.56%	10.16%
Portfolio turnover rate	67.1%	74.0%	59.9%	71.3%	80.1%
Net assets, end of period
(in millions)	$3,245	$3,159	$2,568	$1,811	$1,538

^	Total return reflects the rate that an investor would have earned on an investment in the fund during each period, assuming reinvestment of all distributions and payment of no redemption or account fees.
**	Per share amounts calculated using average shares outstanding method.

The accompanying notes are an integral part of these financial statements.

FINANCIAL HIGHLIGHTS	For a share outstanding throughout each period

Advisor Class
	Year
	Ended
	5/31/05**	5/31/04	5/31/03	5/31/02	5/31/01
NET ASSET VALUE
Beginning of period	$6.83	$6.68	$6.61	$7.04	$7.50

Investment activities
Net investment income (loss)	0.49	0.54	0.56	0.63	0.73
Net realized and
unrealized gain (loss)	0.10	0.15	0.07	(0.43)	(0.46)

Total from
investment activities	0.59	0.69	0.63	0.20	0.27

Distributions
Net investment income	(0.52)	(0.54)	(0.56)	(0.63)	(0.73)
Net realized gain	(0.01)	–	–	–	–

Total distributions	(0.53)	(0.54)	(0.56)	(0.63)	(0.73)

NET ASSET VALUE
End of period	$6.89	$6.83	$6.68	$6.61	$7.04

Ratios/Supplemental Data
Total return^	8.73%	10.60%	10.32%	3.14%	3.86%
Ratio of total expenses to
average net assets	1.00%	1.02%	1.01%	0.99%	0.93%
Ratio of net investment
income (loss) to average
net assets	6.94%	7.82%	8.83%	9.46%	9.78%
Portfolio turnover rate	67.1%	74.0%	59.9%	71.3%	80.1%
Net assets, end of period
(in thousands)	$ 752,887	$ 704,710	$ 496,630	$ 233,802	$3,061

^	Total return reflects the rate that an investor would have earned on an investment in the fund during each period, assuming reinvestment of all distributions.
**	Per share amounts calculated using average shares outstanding method.

The accompanying notes are an integral part of these financial statements.

PORTFOLIO OF INVESTMENTS (1)+	$ Par/Shares	Value
(Amounts in 000s)

CORPORATE BONDS AND NOTES 92.3%

Aerospace & Defense 2.0%
Aviall, 7.625%, 7/1/11	9,550	9,956
BE Aerospace
8.00%, 3/1/08	6,625	6,642
8.50%, 10/1/10	2,925	3,174
Series B, 8.875%, 5/1/11	10,125	10,327
Gencorp, 9.50%, 8/15/13	17,615	19,112
Moog, 6.25%, 1/15/15	4,950	4,950
Northwest Airlines, 9.875%, 3/15/07	2,725	1,703
Sequa, 9.00%, 8/1/09	1,325	1,418
TD Funding, 8.375%, 7/15/11	6,425	6,682
Vought Aircraft, 8.00%, 7/15/11	15,260	14,878
		78,842
Automobiles and Related 3.3%
Accuride, 144A, 8.50%, 2/1/15	12,170	11,075
Adesa, 7.625%, 6/15/12	10,114	10,114
Asbury Automotive
8.00%, 3/15/14	6,825	6,518
9.00%, 6/15/12	725	739
Autocam, 10.875%, 6/15/14	8,050	4,025
Cooper Standard Automotive, 8.375%, 12/15/14	7,675	6,332
Cummins, STEP, 9.50%, 12/1/10	1,200	1,323
Ford Motor Credit
7.00%, 10/1/13	13,350	12,619
7.375%, 10/28/09	4,225	4,098
General Motors Acceptance Corp., 6.75%, 12/1/14	16,475	14,087
Insurance Auto Auctions, 144A, 11.00%, 4/1/13	7,500	7,612
J.B. Poindexter, 8.75%, 3/15/14	4,665	4,408
MSX International, 11.375%, 1/15/08	1,925	1,117
Navistar International
7.50%, 6/15/11	6,075	6,121
144A, 6.25%, 3/1/12	3,900	3,705
Tenneco Automotive, 8.625%, 11/15/14	10,700	10,325
TRW Automotive
9.375%, 2/15/13	17,820	19,246
11.00%, 2/15/13	7,067	7,738
Visteon, 7.00%, 3/10/14	700	590
		131,792
Beverages 0.3%
Le Natures, 144A, STEP, 10.00%, 6/15/13	12,900	13,287
		13,287
Broadcasting 1.1%
Fisher Communications, 8.625%, 9/15/14	2,575	2,736
Gray Communications Systems, 9.25%, 12/15/11	9,975	10,848
Sinclair Broadcast Group
8.00%, 3/15/12	12,625	13,083
8.75%, 12/15/11	500	530
Spanish Broadcasting, 9.625%, 11/1/09	6,295	6,617
XM Satellite Radio, 12.00%, 6/15/10	7,633	8,587
		42,401
Building and Real Estate 0.8%
Mobile Mini, 9.50%, 7/1/13	5,600	6,104
Ventas Realty, 144A, 6.75%, 6/1/10	3,950	4,019
WCI Communities
7.875%, 10/1/13	5,800	5,771
9.125%, 5/1/12	4,625	4,798
10.625%, 2/15/11	4,825	5,151
William Lyon Homes, 7.50%, 2/15/14	4,500	4,028
Williams Scotsman, 10.00%, 8/15/08	3,950	4,251
		34,122
Building Products 2.9%
ACIH, 144A, STEP, 0%, 12/15/12	14,775	9,308
Building Materials, 7.75%, 8/1/14	9,650	9,071
Collins & Aikman Floorcoverings, 9.75%, 2/15/10	11,000	11,577
Interface
9.50%, 2/1/14	300	299
10.375%, 2/1/10	13,410	14,382
Maax, 9.75%, 6/15/12	6,850	6,199
Masonite, VR, 9.13%, 10/6/06 ‡	20,533	20,328
Norcraft Companies, 9.00%, 11/1/11	12,855	12,919
Norcraft Holdings Capital, STEP, 0%, 9/1/12	4,250	2,762
RMCC Acquisition, 144A, 9.50%, 11/1/12	7,925	7,687
Texas Industries, 10.25%, 6/15/11	7,790	8,842
U.S. Concrete, 8.375%, 4/1/14	6,150	5,689
WII Components, 10.00%, 2/15/12	6,975	6,801
		115,864
Cable Operators 3.1%
Cablevision System, 144A, 8.00%, 4/15/12	5,975	6,237
CCO Holdings
8.75%, 11/15/13	13,125	13,092
144A, VR, 7.135%, 12/15/10	5,750	5,650
Charter Communications Operating, 144A, 8.00%, 4/30/12	12,280	12,280
CSC Holdings
7.25%, 7/15/08	35	36
7.625%, 4/1/11	15,890	16,843
144A, 6.75%, 4/15/12	20,150	20,402
Frontiervision Opera
VR, 7.40%, 3/31/06 ‡	3,380	3,346
VR, 7.525%, 3/31/06 ‡	4,420	4,376
Insight Midwest / Insight Capital, 9.75%, 10/1/09	3,890	4,065
Mediacom Broadband, 11.00%, 7/15/13	6,765	7,323
Olympus Communications, VR, 6.50%, 6/30/10 ‡	8,500	8,245
Rogers Cable, 6.75%, 3/15/15	10,825	10,879
Videotron, 6.875%, 1/15/14	9,300	9,323
		122,097
Container 3.5%
AEP Industries, 144A, 7.875%, 3/15/13	5,900	5,871
Ball, 6.875%, 12/15/12	7,905	8,241
Bway, STEP, 10.00%, 10/15/10	9,155	9,292
Crown European
9.50%, 3/1/11	15,950	17,465
10.875%, 3/1/13	7,585	8,742
Graham Packaging
144A, 8.50%, 10/15/12	8,075	8,035
144A, 9.875%, 10/15/14	8,325	8,242
Greif Brothers, 8.875%, 8/1/12	4,400	4,697
Owens Brockway Glass
6.75%, 12/1/14	6,925	6,994
7.75%, 5/15/11	4,100	4,387
8.25%, 5/15/13	5,300	5,724
8.75%, 11/15/12	8,575	9,432
8.875%, 2/15/09	14,075	14,955
Owens-Illinois, 7.35%, 5/15/08	2,825	2,938
Plastipak, 10.75%, 9/1/11	17,475	19,113
Solo Cup, 8.50%, 2/15/14	4,925	4,740
		138,868
Electric Utilities 6.3%
AES
7.75%, 3/1/14	3,775	4,002
8.875%, 2/15/11	17,100	18,810
9.375%, 9/15/10	4,450	5,028
144A, 9.00%, 5/15/15	16,250	18,159
Allegheny Energy Supply
7.80%, 3/15/11	2,175	2,316
144A, STEP, 8.25%, 4/15/12	1,675	1,807
ANR Pipeline, 8.875%, 3/15/10	3,325	3,604
CMS Energy
8.50%, 4/15/11	1,850	1,982
9.875%, 10/15/07	13,321	14,420
Dynegy-Roseton Danskammer, Series A, 7.27%, 11/8/10	8,275	8,110
Midwest Generation, 8.75%, 5/1/34 (Tender 5/1/14)	11,200	12,544
Mirant, 144A, 7.90%, 7/15/09 ^	12,275	9,688
NRG Energy, 144A, 8.00%, 12/15/13	29,405	31,022
Orion Power, 12.00%, 5/1/10	14,582	17,462
Sierra Pacific Resources, 8.625%, 3/15/14	21,000	22,575
Southern Natural Gas, 8.875%, 3/15/10	7,225	7,848
Texas Genco, 144A, 6.875%, 12/15/14	20,000	20,575
Utilicorp Canada Finance, 7.75%, 6/15/11	8,132	8,132
Williams Companies
7.50%, 1/15/31	5,675	5,930
7.625%, 7/15/19	2,165	2,403
7.75%, 6/15/31	3,950	4,207
STEP, 8.125%, 3/15/12	26,925	30,493
STEP, 8.75%, 3/15/32	1,350	1,593
		252,710
Electronic Components 3.3%
Activant Solutions, 144A, VR, 9.09%, 4/1/10	1,650	1,663
Amkor Technology
7.75%, 5/15/13	1,600	1,312
9.25%, 2/15/08	4,525	3,982
Celestica, 7.875%, 7/1/11	10,525	10,946
Flextronics International, 6.25%, 11/15/14	10,775	10,775
Freescale Semiconductor
6.875%, 7/15/11	7,475	7,849
7.125%, 7/15/14	9,125	9,672
Lucent Technologies, 5.50%, 11/15/08	6,450	6,353
Magnachip Semiconductor
144A, VR, 6.26%, 12/15/11	3,000	2,805
144A, 6.875%, 12/15/11	2,975	2,767
144A, 8.00%, 12/15/14	1,775	1,553
New Asat Finance, 9.25%, 2/1/11	4,675	3,927
Sanmina-SCI
10.375%, 1/15/10	1,375	1,526
144A, 6.75%, 3/1/13	9,200	8,694
Semiconductor Note Partnership, 144A, Zero Coupon, 8/4/11	6,510	9,765
Stats Chippac, 6.75%, 11/15/11	4,050	3,908
Stratus Technologies, 10.375%, 12/1/08	10,250	10,045
Telex Communications, 11.50%, 10/15/08	9,500	10,141
UGS, 10.00%, 6/1/12	11,745	12,920
Xerox Corporation
7.20%, 4/1/16	4,729	5,107
7.625%, 6/15/13	4,375	4,758
		130,468
Energy 6.2%
Amerigas Partners
10.00%, 4/15/06	3,500	3,622
144A, 7.25%, 5/20/15	26,750	26,884
CHC Helicopter, 7.375%, 5/1/14	6,420	6,195
Chesapeake Energy
7.00%, 8/15/14	5,675	5,902
8.125%, 4/1/11	350	369
9.00%, 8/15/12	7,725	8,536
144A, 6.375%, 6/15/15	8,000	8,040
144A, 6.625%, 1/15/16	8,625	8,798
Compton Petroleum, 9.90%, 5/15/09	4,475	4,777
Denbury Resources, 7.50%, 4/1/13	8,225	8,390
Dresser-Rand Group, 144A, 7.375%, 11/1/14	3,950	3,871
El Paso Production, 7.75%, 6/1/13	5,150	5,343
Encore Acquisition, 8.375%, 6/15/12	4,010	4,321
Ferrellgas Partners, 8.75%, 6/15/12	17,895	17,627
Forest Oil, 8.00%, 12/15/11	4,725	5,186
Grant Prideco, 9.00%, 12/15/09	2,330	2,569
Hanover Compressor
9.00%, 6/1/14	4,625	4,775
Zero Coupon, 3/31/07	1,450	1,247
Hanover Equipment Trust, Series B, 8.75%, 9/1/11	5,955	6,178
Hilcorp Energy, 144A, 10.50%, 9/1/10	15,600	17,238
Inergy LP/Finance, 144A, 6.875%, 12/15/14	9,000	8,415
Magnum Hunter Resources, 9.60%, 3/15/12	3,355	3,724
Parker Drilling Company, Series B, 10.125%, 11/15/09	2,888	3,032
Petroleum Geo-Services, 10.00%, 11/5/10	16,993	18,989
Petroleum Helicopters, 9.375%, 5/1/09	6,650	6,883
Plains Exploration & Production, 8.75%, 7/1/12	2,775	3,025
Pride International, 7.375%, 7/15/14	6,975	7,550
Range Resources
6.375%, 3/15/15	7,375	7,154
7.375%, 7/15/13	375	390
Stone Energy
6.75%, 12/15/14	4,875	4,704
8.25%, 12/15/11	675	699
Suburban Propane Partners, 144A, 6.875%, 12/15/13	9,300	8,742
Swift Energy, 7.625%, 7/15/11	6,665	6,798
Universal Compression, 7.25%, 5/15/10	8,150	8,293
Whiting Petroleum, 144A, 7.25%, 5/1/13	8,700	8,613
		246,879
Entertainment and Leisure 2.2%
AMF Bowling Worldwide, 10.00%, 3/1/10	8,725	8,725
Cinemark, STEP, 0%, 3/15/14	23,680	16,576
Cinemark USA, 9.00%, 2/1/13	700	742
Loews Cineplex Entertainment, 144A, 9.00%, 8/1/14	10,025	9,724
Marquee
144A, 8.625%, 8/15/12	1,875	1,959
144A, STEP, 0%, 8/15/14	4,275	2,501
Six Flags
8.875%, 2/1/10	4,000	3,720
9.75%, 4/15/13	1,500	1,331
Universal City Development Partners, 11.75%, 4/1/10	21,825	24,826
Universal City Florida
8.375%, 5/1/10	3,520	3,625
VR, 7.96%, 5/1/10	2,875	2,940
Warner Music Group, 7.375%, 4/15/14	9,725	9,677
		86,346
Finance and Credit 1.2%
B F Saul Real Estate, 7.50%, 3/1/14	7,125	7,410
Dollar Financial Group, 9.75%, 11/15/11	8,350	8,705
E*Trade Financial, 8.00%, 6/15/11	26,383	27,570
FBOP Capital Trust II, 144A, 10.00%, 1/15/09	4,200	4,626
		48,311
Food/Tobacco 1.4%
Agrilink Foods, 11.875%, 11/1/08	2,700	2,808
Alliance One International, 144A, 11.00%, 5/15/12	6,500	6,614
B & G Foods, 8.00%, 10/1/11	10,050	10,376
Del Monte
8.625%, 12/15/12	3,671	4,001
144A, 6.75%, 2/15/15	4,750	4,738
Dole Foods
8.875%, 3/15/11	6,925	7,375
VR, 8.625%, 5/1/09	5,575	5,882
Pierre Foods, 9.875%, 7/15/12	4,775	4,823
Wornick, 10.875%, 7/15/11	8,075	8,075
		54,692
Gaming 4.4%
American Casino & Entertainment, 7.85%, 2/1/12	12,790	13,493
Ameristar Casinos, 10.75%, 2/15/09	10,175	11,116
Argosy Gaming
7.00%, 1/15/14	5,250	5,801
9.00%, 9/1/11	2,260	2,503
Boyd Gaming
6.75%, 4/15/14	9,450	9,686
7.75%, 12/15/12	1,450	1,537
8.75%, 4/15/12	1,500	1,624
Global Cash Access, 8.75%, 3/15/12	12,525	13,464
Herbst Gaming, 7.00%, 11/15/14	8,300	8,341
Isle of Capri Casinos, 7.00%, 3/1/14	7,975	7,855
Las Vegas Sands, 144A, 6.375%, 2/15/15	8,950	8,637
Mandalay Resort Group, Series B, 10.25%, 8/1/07	7,185	7,939
MGM Mirage
8.50%, 9/15/10	11,376	12,599
9.75%, 6/1/07	11,280	12,267
Mohegan Tribal Gaming Authority
144A, 6.125%, 2/15/13	8,125	8,166
144A, 6.875%, 2/15/15	7,500	7,575
Poster Financial Group, 8.75%, 12/1/11	8,125	8,227
Resorts International Hotel, 11.50%, 3/15/09	775	880
Seneca Gaming, 144A, 7.25%, 5/1/12	5,125	5,183
Station Casinos
6.00%, 4/1/12	5,500	5,555
6.50%, 2/1/14	1,500	1,530
6.875%, 3/1/16	6,475	6,637
Trump Entertainment Resorts, 144A, 8.50%, 6/1/15	5,875	5,743
Wynn Las Vegas, 144A, 6.625%, 12/1/14	10,775	10,344
		176,702
Healthcare Services 4.9%
AmerisourceBergen, 8.125%, 9/1/08	9,925	10,744
Biovail, 7.875%, 4/1/10	8,015	8,095
Community Health Systems, 6.50%, 12/15/12	4,850	4,850
Concentra Operating
9.125%, 6/1/12	7,725	7,995
9.50%, 8/15/10	3,600	3,726
Davita
144A, 6.625%, 3/15/13	4,150	4,212
144A, 7.25%, 3/15/15	10,075	10,126
Fisher Scientific International, 8.125%, 5/1/12	2,586	2,864
Fresenius Medical Capital Trust II, 7.875%, 2/1/08	8,975	9,356
Fresenius Medical Capital Trust IV, 7.875%, 6/15/11	1,370	1,459
Genesis Healthcare, 8.00%, 10/15/13	10,000	10,700
HCA
6.375%, 1/15/15	10,925	11,174
8.75%, 9/1/10	15,794	17,945
Insight Health Services, Series B, 9.875%, 11/1/11	2,410	2,061
Medquest, 11.875%, 8/15/12	4,450	4,450
MQ Associates, STEP, 0%, 8/15/12	7,925	4,517
Omnicare, 8.125%, 3/15/11	5,095	5,375
Quintiles Transnational, 10.00%, 10/1/13	11,600	12,586
Select Medical, 144A, 7.625%, 2/1/15	2,775	2,726
Tenet Healthcare
6.50%, 6/1/12	4,965	4,704
7.375%, 2/1/13	3,750	3,638
9.875%, 7/1/14	2,025	2,167
Triad Hospitals, 7.00%, 11/15/13	14,960	15,147
US Oncology
9.00%, 8/15/12	5,725	6,069
10.75%, 8/15/14	3,650	3,951
Vanguard Health, 9.00%, 10/1/14	6,250	6,719
VWR International
6.875%, 4/15/12	2,050	1,978
8.00%, 4/15/14	9,350	8,789
Warner Chilcott, 144A, 8.75%, 2/1/15	6,875	6,463
		194,586
Lodging 1.3%
HMH Properties, 7.875%, 8/1/08	303	308
Host Marriott
9.50%, 1/15/07	2,600	2,762
144A, 6.375%, 3/15/15	3,250	3,169
John Q. Hammons Hotels, 8.875%, 5/15/12	14,315	15,639
La Quinta Properties
7.00%, 8/15/12	3,350	3,459
8.875%, 3/15/11	12,875	14,034
Meditrust, 7.00%, 8/15/07	1,140	1,168
Meristar Hospitality
9.00%, 1/15/08	3,775	3,851
9.125%, 1/15/11	6,025	6,145
		50,535
Manufacturing 3.3%
Aearo, 8.25%, 4/15/12	5,775	5,717
Bombardier
144A, 6.30%, 5/1/14	8,025	7,062
144A, 6.75%, 5/1/12	7,650	7,115
Case New Holland, 144A, 9.25%, 8/1/11	9,625	10,106
Coleman Cable, 144A, 9.875%, 10/1/12	2,325	2,151
General Cable, 9.50%, 11/15/10	7,950	8,407
Invensys, 144A, 9.875%, 3/15/11	10,625	10,147
JLG Industries, 8.375%, 6/15/12	8,342	8,551
Manitowoc, 7.125%, 11/1/13	3,000	3,090
Maytag, 6.875%, 12/1/06	12,375	12,483
National Waterworks, 10.50%, 12/1/12	18,910	21,179
Rexnord, 10.125%, 12/15/12	19,334	20,349
Superior Essex, 9.00%, 4/15/12	11,675	11,675
Valmont Industries, 6.875%, 5/1/14	4,925	4,925
		132,957
Metals and Mining 3.0%
Algoma Steel, 11.00%, 12/31/09	7,337	7,942
Alpha Natural Resources, 144A, 10.00%, 6/1/12	9,825	10,832
Arch Western Finance, STEP, 6.75%, 7/1/13	2,775	2,831
Century Alumunium, 7.50%, 8/15/14	5,400	5,265
Earle M. Jorgensen, 9.75%, 6/1/12	18,695	19,630
Euramax International, 8.50%, 8/15/11	5,850	6,609
Foundation Coal Holdings, 7.25%, 8/1/14	7,650	7,956
Gerdau Ameristeel, 10.375%, 7/15/11	9,035	9,848
Imco Recycling Escrow, 144A, 9.00%, 11/15/14	5,550	5,730
IPSCO, 8.75%, 6/1/13	1,725	1,915
James River Coal Company, 9.375%, 6/1/12	8,150	8,232
Joy Global, 8.75%, 3/15/12	7,790	8,725
Luscar Coal, 9.75%, 10/15/11	9,500	10,402
Neenah Foundry, 144A, 11.00%, 9/30/10	4,925	5,319
Novelis, 144A, 7.25%, 2/15/15	10,200	9,894
		121,130
Miscellaneous Consumer Products 3.2%
AAC Group, 144A, STEP, 0%, 10/1/12	4,725	3,071
American Achievement, 8.25%, 4/1/12	11,325	11,325
Ames True Temper, 10.00%, 7/15/12	5,025	3,995
Chattem, 7.00%, 3/1/14	6,175	6,298
Couche Tard, 7.50%, 12/15/13	830	865
Equinox, 9.00%, 12/15/09	4,980	5,105
FTD, 7.75%, 2/15/14	10,000	9,550
Jostens, STEP, 0%, 12/1/13	24,525	15,941
Jostens IH, 7.625%, 10/1/12	10,800	10,422
K2, 7.375%, 7/1/14	7,825	8,099
Pantry, 7.75%, 2/15/14	8,750	8,794
Rayovac
8.50%, 10/1/13	8,140	8,486
144A, 7.375%, 2/1/15	12,185	11,880
Sealy Mattress, 8.25%, 6/15/14	12,440	12,502
Simmons
7.875%, 1/15/14	4,125	3,609
144A, STEP, 0%, 12/15/14	11,025	5,127
Town Sports International Holdings, 9.625%, 4/15/11	3,675	3,749
		128,818
Paper and Paper Products 4.2%
Ainsworth Lumber, 7.25%, 10/1/12	9,675	8,998
Boise Cascade, 144A, 7.125%, 10/15/14	10,600	10,043
Georgia-Pacific
8.875%, 2/1/10	4,000	4,550
9.375%, 2/1/13	29,725	33,812
Graphic Packaging International
8.50%, 8/15/11	5,800	5,800
9.50%, 8/15/13	2,700	2,626
Jefferson Smurfit, 8.25%, 10/1/12	12,125	12,004
JSG Funding
10.125%, 10/1/12 (EUR)	3,350	4,220
144A, 7.75%, 4/1/15	11,950	9,336
Longview Fibre, 10.00%, 1/15/09	15,250	16,279
MDP Acquisitions, 9.625%, 10/1/12	9,120	9,074
NewPage
144A, 10.00%, 5/1/12	8,635	8,462
144A, 12.00%, 5/1/13	4,925	4,814
144A, VR, 9.46%, 5/1/12	3,425	3,374
Norske Skog, 7.375%, 3/1/14	10,215	9,525
Stone Container
8.375%, 7/1/12	5,700	5,671
9.75%, 2/1/11	3,425	3,631
Stone Container Finance of Canada, 7.375%, 7/15/14	7,350	6,836
Western Forest Products, PIK, 144A, 15.00%, 7/28/09	8,850	9,470
		168,525
Printing and Publishing 6.2%
Advanstar, STEP, 0%, 10/15/11	8,525	8,269
Advanstar Communications
10.75%, 8/15/10	4,225	4,542
12.00%, 2/15/11	6,400	6,736
Affinity Group
9.00%, 2/15/12	6,375	6,215
144A, 10.875%, 2/15/12	4,125	3,857
CanWest Media
10.625%, 5/15/11	12,086	13,204
144A, 8.00%, 9/15/12	18,403	19,001
Dex Media, 8.00%, 11/15/13	3,325	3,541
Dex Media East
9.875%, 11/15/09	4,990	5,564
12.125%, 11/15/12	10,364	12,411
Dex Media West
9.875%, 8/15/13	21,449	24,559
Series B, 8.50%, 8/15/10	1,525	1,670
Haights Cross Operating
11.75%, 8/15/11	2,655	2,880
144A, 11.75%, 8/15/11	2,655	2,881
Houghton Mifflin
8.25%, 2/1/11	7,475	7,774
9.875%, 2/1/13	5,835	6,098
Lighthouse International, 144A, 8.00%, 4/30/14 (EUR)	15,625	19,634
Mail-Well I, 9.625%, 3/15/12	7,775	8,339
Medianews Group
6.375%, 4/1/14	2,460	2,313
6.875%, 10/1/13	5,500	5,369
Morris Publishing Group, 7.00%, 8/1/13	7,500	7,275
Primedia
7.625%, 4/1/08	181	183
8.875%, 5/15/11	5,975	6,259
Quebecor Media
11.125%, 7/15/11	22,424	24,835
STEP, 0%, 7/15/11	7,500	7,406
R.H. Donnelley Finance, 10.875%, 12/15/12	16,605	19,199
Vertis
9.75%, 4/1/09	5,775	6,064
10.875%, 6/15/09	7,705	7,512
WDAC Subsidiary
144A, 8.375%, 12/1/14	3,000	2,805
144A, 8.50%, 12/1/14 (EUR)	675	771
		247,166
Restaurants 0.8%
El Pollo Loco
9.25%, 12/15/09	3,235	3,251
STEP, 0%, 3/15/10	6,650	4,589
Landry's Restaurant, 144A, 7.50%, 12/15/14	7,975	7,437
O'Charleys, 9.00%, 11/1/13	10,975	11,661
Perkins Family Restaurant, 10.125%, 12/15/07	2,725	2,725
Real Mex Restaurants
VR, 12.59%, 12/31/08 ‡	2,000	2,035
144A, VR, 10.50%, 4/1/10	575	592
		32,290
Retail 1.0%
Gregg Appliances, 144A, 9.00%, 2/1/13	6,850	6,233
Leslies Poolmart, 144A, 7.75%, 2/1/13	14,260	14,100
Movie Gallery, 144A, 11.00%, 5/1/12	10,075	10,377
Nebraska Book, 8.625%, 3/15/12	11,000	10,010
		40,720
Satellites 1.5%
Directv Holdings, 8.375%, 3/15/13	4,769	5,282
Echostar DBS, 144A, 6.625%, 10/1/14	14,550	14,477
Inmarsat Finance
7.625%, 6/30/12	3,225	3,394
STEP, 0%, 11/15/12	6,225	4,576
Intelsat
144A, STEP, 0%, 2/1/15	4,625	2,914
144A, VR, 7.805%, 1/15/12	16,500	16,706
Orbital Imaging, PIK, VR, 11.625%, 6/30/08	862	870
Panamsat, 9.00%, 8/15/14	11,512	12,519
Panamsat Holding, 144A, STEP, 0%, 11/1/14	1,150	782
		61,520
Services 4.3%
Allied Waste
7.875%, 4/15/13	13,900	13,969
8.875%, 4/1/08	9,325	9,768
9.25%, 9/1/12	4,867	5,220
Brand Intermediate Holdings, PIK, 144A, 13.00%, 10/15/13	9,230	9,784
Brand Services, 12.00%, 10/15/12	9,550	10,529
Brickman Group, 11.75%, 12/15/09	9,700	10,961
Casella Waste Systems, 9.75%, 2/1/13	17,675	18,912
Coinmach, 9.00%, 2/1/10	8,172	8,438
Great Lakes Dredge & Dock, 7.75%, 12/15/13	2,558	1,982
IPC Acquisition, 11.50%, 12/15/09	10,655	11,561
Laidlaw International, 10.75%, 6/15/11	17,950	20,283
NationsRent, 9.50%, 10/15/10	7,650	8,109
Sunstate Equipment, 144A, 10.50%, 4/1/13	9,950	10,025
Synagro Technologies, 9.50%, 4/1/09	19,980	21,828
Worldspan, 144A, VR, 9.51813%, 2/15/11	14,125	12,289
		173,658
Specialty Chemicals 5.5%
Arco Chemical
9.80%, 2/1/20	3,600	4,068
10.25%, 11/1/10	4,095	4,515
Borden U.S. Finance / Nova Scotia, 144A, 9.00%, 7/15/14	6,975	7,080
Compass Minerals, STEP, 0%, 6/1/13	20,400	17,034
Crompton Corp, 9.875%, 8/1/12	1,950	2,218
Crystal U.S. Holdings
9.625%, 6/15/14	16,575	18,564
144A, STEP, 0%, 10/1/14	4,970	3,346
Equistar Chemicals, 8.75%, 2/15/09	1,375	1,449
Freeport McMoRan Resources, 7.00%, 2/15/08	4,850	4,899
Huntsman, 11.625%, 10/15/10	6,776	7,809
Huntsman International
9.875%, 3/1/09	6,920	7,404
VR, 6.12%, 3/31/10 ‡	5,000	5,088
IMC Global
10.875%, 6/1/08	1,575	1,768
10.875%, 8/1/13	1,175	1,375
Series B, 11.25%, 6/1/11	1,300	1,436
Invista, 144A, 9.25%, 5/1/12	24,390	26,524
KI Holdings
STEP, 9.875%, 11/15/14	425	243
144A, STEP, 0%, 11/15/14	16,940	9,656
Koppers Industry, 9.875%, 10/15/13	13,335	14,202
Lyondell Chemical
9.50%, 12/15/08	4,625	4,926
9.625%, 5/1/07	3,850	4,081
10.50%, 6/1/13	13,875	15,713
11.125%, 7/15/12	4,825	5,452
Resolution Performance Products, 9.50%, 4/15/10	9,500	9,833
Rhodia, 10.25%, 6/1/10	20,300	21,518
Rockwood Specialties, 10.625%, 5/15/11	12,675	13,752
United Agri Products, VR, 8.25%, 12/15/11	4,794	4,866
		218,819
Supermarkets 0.8%
Jean Coutu Group
7.625%, 8/1/12	11,675	11,938
8.50%, 8/1/14	12,525	12,180
Pathmark Stores, 8.75%, 2/1/12	7,425	7,277
		31,395
Telecommunications 4.0%
AT&T, STEP, 9.05%, 11/15/11	12,375	14,249
Call-Net Enterprises, 10.625%, 12/31/08	12,931	13,836
Eircom Funding, 8.25%, 8/15/13	12,104	12,709
Globix, 11.00%, 5/1/08	1,420	1,335
Leucadia National, 7.00%, 8/15/13	10,375	10,219
MCI, VR, 7.688%, 5/1/09	18,125	18,941
Primus Telecommunications
8.00%, 1/15/14	8,200	4,264
12.75%, 10/15/09	2,000	900
Qwest Communications International, 144A, VR, 6.768%, 2/15/09	14,250	14,179
Qwest Corporation
VR, 6.95%, 6/30/10 ‡	4,250	4,101
VR, 7.39%, 6/30/07 ‡	12,750	13,101
Qwest Services, 144A, STEP, 13.50%, 12/15/10	24,074	27,324
Time Warner Telecom
9.75%, 7/15/08	9,257	9,257
10.125%, 2/1/11	10,150	9,845
US LEC, VR, 11.89%, 10/1/09	6,700	6,918
		161,178
Transportation (excluding Railroads) 0.6%
TFM, 144A, 9.375%, 5/1/12	5,000	5,175
TravelCenters of America, 12.75%, 5/1/09	17,270	18,997
		24,172
Wireless Communications 5.7%
Alamosa, 11.00%, 7/31/10	17,250	19,234
American Tower
7.125%, 10/15/12	10,225	10,609
7.50%, 5/1/12	3,265	3,420
Centennial Communications
8.125%, 2/1/14	4,425	4,536
10.125%, 6/15/13	5,125	5,701
Crown Castle
7.50%, 12/1/13	3,688	4,177
Series B, 7.50%, 12/1/13	12,500	14,156
Horizon PCS, 144A, 11.375%, 7/15/12	5,450	5,981
IPCS, 11.50%, 5/1/12	5,275	5,829
Nextel Communications
6.875%, 10/31/13	26,627	28,424
7.375%, 8/1/15	28,055	30,370
Nextel Partners, 8.125%, 7/1/11	8,750	9,516
Rogers Wireless
6.375%, 3/1/14	1,900	1,891
7.50%, 3/15/15	2,150	2,300
8.00%, 12/15/12	25,675	27,472
9.625%, 5/1/11	8,362	9,742
VR, 6.135%, 12/15/10	4,000	4,170
Syniverse Technologies, 12.75%, 2/1/09	10,275	11,405
U.S. Unwired, 10.00%, 6/15/12	11,150	12,209
Ubiquitel Operating, 9.875%, 3/1/11	10,376	11,206
Western Wireless, 9.25%, 7/15/13	4,900	5,586
		227,934
Total Corporate Bonds and Notes (Cost $3,681,189)		3,688,784

COMMON STOCKS 3.0%

Automobiles and Related 0.1%
TRW Automotive*	188	3,834
		3,834
Broadcasting 0.0%
Granite Broadcasting *	76	14
Time Warner *	2	40
		54
Cable Operators 0.0%
BT Acquisition *‡	10	0
		0
Electric Utilities 0.8%
Duke Energy	158	4,336
FirstEnergy	104	4,598
NiSource	360	8,673
NRG Energy *	15	524
Teco Energy	398	7,033
TNP Enterprises, Warrants, 4/1/11, 144A	6	195
Williams Companies	400	7,364
		32,723
Electronic Components 0.0%
ASAT Finance, Warrants, 11/1/06, 144A *	2	0
		0
Food/Tobacco 0.2%
Interstate Bakeries *	1,350	8,694
		8,694
Gaming 0.1%
Las Vegas Sands *	29	1,059
Mikohn Gaming, Warrants, 8/15/08, 144A *	9	180
		1,239
Miscellaneous Consumer Products 0.0%
Mattress Discounters, Warrants, 7/15/07, 144A *	4	0
		0
Paper and Paper Products 0.0%
MDP Acquisitions, Warrants, 10/1/13, 144A *	4	80
		80
Satellites 0.0%
Orbimage *	111	1,115
Orbimage, Warrants, 3/10/10 *	21	62
		1,177
Services 0.1%
Synagro Technologies *	580	2,622
		2,622
Specialty Chemicals 0.2%
UAP Holdings	526	7,660
		7,660
Supermarkets 0.0%
Pathmark Stores *	23	209
Pathmark Stores, Warrants, 9/19/10 *	36	13
		222
Telecommunications 0.1%
AT&T	0	1
Cybernet Internet Services, Warrants, 7/1/09 *	3	0
Globix *	205	585
KMC Telecom, Warrants, 1/31/08, 144A *	5	0
RSL Communications, Warrants, 11/15/06 *	3	0
Splitrock Services, Warrants, 7/15/08 *	2	2
Time Warner Telecom, Class A *	387	1,973
		2,561
Transportation (excluding Railroads) 0.0%
TravelCenters of America
Warrants, 11/14/10 *	15	18
Warrants, 5/1/09 *	44	55
		73
Wireless Communications 1.4%
IPCS, Warrants, 7/15/10, 144A *	9	0
Nextel Communications, Class A *	345	10,411
Nextel Partners, Class A *	418	9,928
Rogers Communications, Class B	420	12,752
Sprint	425	10,061
Telus (Non-voting shares)	433	13,878
Ubiquitel Operating, Warrants, 4/15/10, 144A *	19	0
		57,030
Total Common Stocks (Cost $110,861)		117,969

CONVERTIBLE BONDS 0.1%

Electric Utilities 0.1%
PPL Energy Supply, 2.625%, 5/15/23	4,150	4,853
Total Convertible Bonds (Cost $4,150)		4,853

CONVERTIBLE PREFERRED STOCKS 0.2%

Electric Utilities 0.2%
NRG Energy, 144A	8	8,043
Total Convertible Preferred Stocks (Cost $7,977)		8,043

PREFERRED STOCKS 0.3%

Broadcasting 0.1%
Spanish Broadcasting ‡	5	5,818
		5,818
Printing and Publishing 0.1%
Primedia ‡	25	2,444
		2,444
Satellites 0.0%
Pegasus Satellite *‡	9	0
		0
Textiles and Apparel 0.1%
Anvil Holdings, Series B *‡	278	2,506
		2,506
Total Preferred Stocks (Cost $23,144)		10,768

SHORT-TERM INVESTMENTS 2.6%

Money Market Funds 2.6%
T. Rowe Price Reserve Investment Fund, 3.07% #†	105,729	105,729
Total Short-Term Investments (Cost $105,729)		105,729

Total Investments in Securities
98.5% of Net Assets (Cost $3,933,050)		$3,936,146

(1)	Denominated in U.S. dollars unless other-
wise noted
+	At May 31, 2005, some of the fund’s secu-
rities were valued by the T. Rowe Price
Valuation Committee, established by the
fund’s Board of Directors – See Note 1.
#	Seven-day yield
^	In default with respect to payment of interest
*	Non-income producing
†	Affiliated company – See Note 4.
144A	Security was purchased pursuant to Rule
144A under the Securities Act of 1933 and
may be resold in transactions exempt from
registration only to qualified institutional
buyers – total value of such securities at
period-end amounts to $821,376 and rep-
resents 20.5% of net assets
EUR	Euro
PIK	Payment-in-Kind
STEP	Stepped coupon bond for which the coupon
rate of interest will adjust on specified future
date(s)
VR	Variable Rate rate shown is effective rate
at period-end

‡Restricted Securities
Amounts in (000s)

The fund may invest in securities that cannot be offered for public resale without first being registered under the Securities Act of 1933 and related rules. The total value of restricted securities
(excluding 144A issues) at period-end amounts to $71,388 and represents 1.8% of net assets.

	Acquisition	Acquisition
Description	Date	Cost
Anvil Holdings, Series B, Pfd Stock	10/10/97	$6,408
BT Acquisition	12/23/86	81
Frontiervision Opera, VR, 7.40%, 3/31/06	5/8/03	3,149
Frontiervision Opera, VR, 7.52%, 3/31/06	5/8/03	4,114
Huntsman International, VR, 6.12%, 3/31/10	10/13/04	5,000
Masonite, VR, 9.13%, 10/6/06	4/6/05	20,533
Olympus Communications, VR, 7.25%, 6/30/10	4/30/03	7,435
Pegasus Satellite, Pfd Stock	1/6/98	9,047
Primedia, Pfd Stock	5/7/03	2,175
Qwest Corporation, VR, 6.95%, 6/30/10	6/5/03	4,180
Qwest Corporation, VR, 7.39%, 6/30/07	6/5/03	12,622
Real Mex Restaurants, VR, 12.59%, 12/31/08	1/26/05	2,045
Spanish Broadcasting, Pfd Stock	10/15/03	5,514
Totals		$82,303

The fund has registration rights for certain restricted securities held as of May 31, 2005. Any costs related to such registration are borne by the issuer.

The accompanying notes are an integral part of these financial statements.

STATEMENT OF ASSETS AND LIABILITIES
(In thousands except shares and per share amounts)

Assets
Investments in securities, at value
Affiliated companies (cost $105,729)	$105,729
Non-affiliated companies (cost $3,827,321)	3,830,417

Total investments in securities	3,936,146
Dividends and interest receivable	81,759
Receivable for investment securities sold	7,066
Receivable for shares sold	4,139
Other assets	56

Total assets	4,029,166

Liabilities
Investment management fees payable	2,058
Payable for investment securities purchased	21,294
Payable for shares redeemed	3,541
Due to affiliates	399
Other liabilities	4,106

Total liabilities	31,398

NET ASSETS	$3,997,768

Net Assets Consist of:
Undistributed net investment income (loss)	$(6,419)
Undistributed net realized gain (loss)	(313,900)
Net unrealized gain (loss)	3,088
Paid-in-capital applicable to 579,101,381 shares of
$0.01 par value capital stock outstanding;
1,000,000,000 shares authorized	4,314,999

NET ASSETS	$3,997,768

NET ASSET VALUE PER SHARE
Investor Class
($3,244,880,629/469,869,611 shares outstanding)	$6.91

Advisor Class
($752,887,425/109,231,770 shares outstanding)	$6.89

The accompanying notes are an integral part of these financial statements.

STATEMENT OF OPERATIONS
($ 000s)

Year
Ended
5/31/05
Investment Income (Loss)
Income
Interest	$309,465
Dividend	6,409
Other	9,284

Total income	325,158

Expenses
Investment management	25,086
Shareholder servicing
Investor Class	4,520
Advisor Class	812
Rule 12b-1 fees – Advisor Class	1,854
Prospectus and shareholder reports
Investor Class	247
Advisor Class	130
Custody and accounting	332
Registration	107
Legal and audit	33
Proxy and annual meeting	12
Directors	11
Miscellaneous	33

Total expenses	33,177
Expenses paid indirectly	(81)

Net expenses	33,096

Net investment income (loss)	292,062

Realized and Unrealized Gain (Loss)
Net realized gain (loss)
Securities	71,054
Foreign currency transactions	(101)

Net realized gain (loss)	70,953

Change in net unrealized gain (loss)
Securities	(16,481)
Other assets and liabilities
denominated in foreign currencies	(12)

Change in net unrealized gain (loss)	(16,493)

Net realized and unrealized gain (loss)	54,460

INCREASE (DECREASE) IN NET
ASSETS FROM OPERATIONS	$346,522

The accompanying notes are an integral part of these financial statements.

STATEMENT OF CHANGES IN NET ASSETS
($ 000s)

	Year
	Ended
	5/31/05	5/31/04

Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$292,062	$292,712
Net realized gain (loss)	70,953	67,906
Change in net unrealized gain (loss)	(16,493)	(6,610)

Increase (decrease) in net assets from operations	346,522	354,008

Distributions to shareholders
Net investment income
Investor Class	(254,092)	(245,272)
Advisor Class	(54,594)	(48,843)
Net realized gain
Investor Class	(4,836)	–
Advisor Class	(1,077)	–

Decrease in net assets from distributions	(314,599)	(294,115)

Capital share transactions *
Shares sold
Investor Class	640,727	1,120,200
Advisor Class	175,272	292,132
Distributions reinvested
Investor Class	204,451	190,953
Advisor Class	54,650	47,498
Shares redeemed
Investor Class	(785,626)	(772,798)
Advisor Class	(188,119)	(139,922)
Redemption fees received
Investor Class	325	1,409
Advisor Class	2	–

Increase (decrease) in net assets from
capital share transactions	101,682	739,472

Net Assets
Increase (decrease) during period	133,605	799,365
Beginning of period	3,864,163	3,064,798

End of period	$3,997,768	$3,864,163

(Including undistributed net investment income (loss) of
$(6,419) at 5/31/05 and $7,525 at 5/31/04)

*Share information
Shares sold
Investor Class	90,964	161,890
Advisor Class	24,963	42,203
Distributions reinvested
Investor Class	29,067	27,605
Advisor Class	7,787	6,874
Shares redeemed
Investor Class	(111,818)	(111,638)
Advisor Class	(26,676)	(20,237)

Increase (decrease) in shares outstanding	14,287	106,697

The accompanying notes are an integral part of these financial statements.

NOTES TO FINANCIAL STATEMENTS

NOTE 1 - SIGNIFICANT ACCOUNTING POLICIES

T. Rowe Price High Yield Fund, Inc. (the fund) is registered under the Investment Company Act of 1940 (the 1940 Act) as a diversified, open-end management investment company. The fund seeks high current income and, secondarily, capital appreciation. The fund has two classes of shares: the High Yield Fund original share class, referred to in this report as the Investor Class, offered since December 31, 1984, and High Yield Fund—Advisor Class (Advisor Class), offered since March 31, 2000. Advisor Class shares are sold only through unaffiliated brokers and other unaffiliated financial intermediaries that are compensated by the class for distribution, shareholder servicing, and/or certain administrative services under a Board-approved Rule 12b-1 plan. Each class has exclusive voting rights on matters related solely to that class, separate voting rights on matters that relate to both classes, and, in all other respects, the same rights and obligations as the other class.

The accompanying financial statements were prepared in accordance with accounting principles generally accepted in the United States of America, which require the use of estimates made by fund management.

Valuation The fund values its investments and computes its net asset value per share at the close of the New York Stock Exchange (NYSE), normally 4 p.m. ET, each day that the NYSE is open for business. Debt securities are generally traded in the over-the-counter market. Securities with original maturities of one year or more are valued at prices furnished by dealers who make markets in such securities or by an independent pricing service, which considers yield or price of bonds of comparable quality, coupon, maturity, and type, as well as prices quoted by dealers who make markets in such securities. Securities with original maturities of less than one year are stated at fair value, which is determined by using a matrix system that establishes a value for each security based on bid-side money market yields.

Equity securities listed or regularly traded on a securities exchange or in the over-the-counter market are valued at the last quoted sale price or, for certain markets, the official closing price at the time the valuations are made, except for OTC Bulletin Board securities, which are valued at the mean of the latest bid and asked prices. A security that is listed or traded on more than one exchange is valued at the quotation on the exchange determined to be the primary market for such security. Listed securities not traded on a particular day are valued at the mean of the latest bid and asked prices for domestic securities and the last quoted sale price for international securities.

Investments in mutual funds are valued at the mutual fund’s closing net asset value per share on the day of valuation.

Other investments, including restricted securities, and those for which the above valuation procedures are inappropriate or are deemed not to reflect fair value are stated at fair value as determined in good faith by the T. Rowe Price Valuation Committee, established by the fund’s Board of Directors.

Most foreign markets close before the close of trading on the NYSE. If the fund determines that developments between the close of a foreign market and the close of the NYSE will, in its judgment, materially affect the value of some or all of its portfolio securities, which in turn will affect the fund’s share price, the fund will adjust the previous closing prices to reflect the fair value of the securities as of the close of the NYSE, as determined in good faith by the T. Rowe Price Valuation Committee, established by the fund’s Board of Directors. A fund may also fair value securities in other situations, such as when a particular foreign market is closed but the fund is open. In deciding whether to make fair value adjustments, the fund reviews a variety of factors, including developments in foreign markets, the performance of U.S. securities markets, and the performance of instruments trading in U. S. markets that represent foreign securities and baskets of foreign securities. The fund uses outside pricing services to provide it with closing market prices and information used for adjusting those prices. The fund cannot predict how often it will use closing prices and how often it will adjust those prices. As a means of evaluating its fair value process, the fund routinely compares closing market prices, the next day’s opening prices in the same markets, and adjusted prices.

Currency Translation Assets, including investments, and liabilities denominated in foreign currencies are translated into U.S. dollar values each day at the prevailing exchange rate, using the mean of the bid and asked prices of such currencies against U.S. dollars as quoted by a major bank. Purchases and sales of securities, income, and expenses are translated into U.S. dollars at the prevailing exchange rate on the date of the transaction. The effect of changes in foreign currency exchange rates on realized and unrealized security gains and losses is reflected as a component of security gains and losses.

Class Accounting The Advisor Class pays distribution, shareholder servicing, and/or certain administrative expenses in the form of Rule 12b-1 fees, in an amount not exceeding 0.25% of the class’s average daily net assets. Shareholder servicing, prospectus, and shareholder report expenses incurred by each class are charged directly to the class to which they relate. Expenses common to both classes and investment income are allocated to the classes based upon the relative daily net assets of each class’s settled shares; realized and unrealized gains and losses are allocated based upon the relative daily net assets of each class’s outstanding shares.

Credits The fund earns credits on temporarily uninvested cash balances at the custodian that reduce the fund’s custody charges. Custody expense in the accompanying financial statements is presented before reduction for credits, which are reflected as expenses paid indirectly.

Redemption Fees A 1% fee is assessed on redemptions of Investor Class and Advisor Class fund shares held less than 90 days to deter short-term trading and protect the interests of long-term shareholders. Redemption fees are withheld from proceeds that shareholders receive from the sale or exchange of fund shares. The fees are paid to the fund, and are recorded as an increase to paid-in capital. The fees may cause the redemption price per share to differ from the net asset value per share.

Investment Transactions, Investment Income, and Distributions Income and expenses are recorded on the accrual basis. Premiums and discounts on debt securities are amortized for financial reporting purposes. Dividends received from mutual fund investments are reflected as dividend income; capital gain distributions are reflected as realized gain/loss. Dividend income and capital gain distributions are recorded on the ex-dividend date. Investment transactions are accounted for on the trade date. Realized gains and losses are reported on the identified cost basis. Distributions to shareholders are recorded on the ex-dividend date. Income distributions are declared by each class on a daily basis and paid monthly. Capital gain distributions, if any, are declared and paid by the fund, typically on an annual basis.

NOTE 2 - INVESTMENT TRANSACTIONS

Consistent with its investment objective, the fund engages in the following practices to manage exposure to certain risks or enhance performance. The investment objective, policies, program, and risk factors of the fund are described more fully in the fund’s prospectus and Statement of Additional Information.

Noninvestment-Grade Debt Securities At May 31, 2005, approximately 92% of the fund’s net assets were invested in noninvestment-grade debt securities, commonly referred to as “high-yield” or “junk” bonds. A real or perceived economic downturn or higher interest rates could adversely affect the liquidity or value, or both, of such securities because such events could lessen the ability of issuers to make principal and interest payments.

Restricted Securities The fund may invest in securities that are subject to legal or contractual restrictions on resale. Although certain of these securities may be readily sold, for example, under Rule 144A, others may be illiquid, their sale may involve substantial delays and additional costs, and prompt sale at an acceptable price may be difficult.

Other Purchases and sales of portfolio securities, other than short-term securities, aggregated $2,667,791,000 and $2,610,222,000, respectively, for the year ended May 31, 2005.

NOTE 3 - FEDERAL INCOME TAXES

No provision for federal income taxes is required since the fund intends to continue to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code and distribute to shareholders all of its taxable income and gains. Federal income tax regulations differ from generally accepted accounting principles; therefore, distributions determined in accordance with tax regulations may differ significantly in amount or character from net investment income and realized gains for financial reporting purposes. Financial reporting records are adjusted for permanent book/tax differences to reflect tax character. Financial records are not adjusted for temporary differences.

Distributions during the year ended May 31, 2005 totaled $314,599,000 and were characterized as ordinary income for tax purposes. At May 31, 2005, the tax-basis components of net assets were as follows:

Unrealized appreciation	$94,873,000
Unrealized depreciation	(105,745,000)

Net unrealized appreciation (depreciation)	(10,872,000)
Undistributed ordinary income	5,892,000
Capital loss carryforwards	(312,251,000)
Paid-in capital	4,314,999,000

Net assets	$3,997,768,000

For federal income tax purposes, market discount is recognized as income at the time of sale in the amount of the lesser of gain or scheduled amortization. Accordingly, at May 31, 2005, amortization of $12,310,000 that has been recognized as income for financial reporting purposes is treated as unrealized appreciation for tax purposes. The fund intends to retain realized gains to the extent of available capital loss carryforwards for federal income tax purposes. During the fiscal year ended May 31, 2005, the fund utilized $58,736,000 of capital loss carryforwards. As of May 31, 2005, the fund had $10,843,000 of capital loss carryforwards that expire in fiscal 2008, $55,075,000 that expire in fiscal 2009, and $246,333,000 that expire thereafter through fiscal 2011.

For the year ended May 31, 2005, the fund recorded the following permanent reclassifications to reflect tax character. Reclassifications to paid-in capital relate primarily to a tax practice that treats a portion of the proceeds from each redemption of capital shares as a distribution of taxable net investment income and/or realized capital gain. Reclassifications between income and gain relate primarily to differences between book/tax amortization policies. Results of operations and net assets were not affected by these reclassifications.

Undistributed net investment income	$2,680,000
Undistributed net realized gain	(18,378,000)
Paid-in capital	15,698,000

At May 31, 2005, the cost of investments for federal income tax purposes was $3,947,010,000.

NOTE 4 - RELATED PARTY TRANSACTIONS

The fund is managed by T. Rowe Price Associates, Inc. (the manager or Price Associates), a wholly owned subsidiary of T. Rowe Price Group, Inc. The investment management agreement between the fund and the manager provides for an annual investment management fee, which is computed daily and paid monthly. The fee consists of an individual fund fee, equal to 0.30% of the fund’s average daily net assets, and a group fee. The group fee rate is calculated based on the combined net assets of certain mutual funds sponsored by Price Associates (the group) applied to a graduated fee schedule, with rates ranging from 0.48% for the first $1 billion of assets to 0.29% for assets in excess of $160 billion. Prior to May 1, 2005, the maximum group fee rate in the graduated fee schedule had been 0.295% for assets in excess of $120 billion. The fund’s group fee is determined by applying the group fee rate to the fund’s average daily net assets. At May 31, 2005, the effective annual group fee rate was 0.31% .

In addition, the fund has entered into service agreements with Price Associates and two wholly owned subsidiaries of Price Associates. Price Associates computes the daily share prices and maintains the financial records of the fund. T. Rowe Price Services, Inc., provides shareholder and administrative services in its capacity as the fund’s transfer and dividend disbursing agent. T. Rowe Price Retirement Plan Services, Inc., provides subaccounting and recordkeeping services for certain retirement accounts invested in the Investor Class. For the year ended May 31, 2005, expenses incurred pursuant to these service agreements were $133,000 for Price Associates, $1,129,000 for T. Rowe Price Services, Inc., and $234,000 for T. Rowe Price Retirement Plan Services, Inc. The total amount payable at period end pursuant to these service agreements is reflected as due to affiliates in the accompanying financial statements.

The fund is also one of several mutual funds sponsored by Price Associates (underlying Price funds) in which the T. Rowe Price Spectrum Funds (Spectrum Funds) and T. Rowe Price Retirement Funds (Retirement Funds) may invest. Neither the Spectrum Funds nor the Retirement Funds invest in the underlying Price funds for the purpose of exercising management or control. Pursuant to separate, special servicing agreements, expenses associated with the operation of the Spectrum and Retirement Funds are borne by each underlying Price fund to the extent of estimated savings to it and in proportion to the average daily value of its shares owned by the Spectrum and Retirement Funds, respectively. Expenses allocated under these agreements are reflected as shareholder servicing expenses in the accompanying financial statements. For the year ended May 31, 2005, the fund was allocated $1,611,000 of Spectrum Funds’ expenses and $736,000 of Retirement Funds’ expenses. Of these amounts, $1,585,000 related to services provided by Price. The amount payable at period end pursuant to this agreement is reflected as a component of due to affiliates in the accompanying financial statements. At May 31, 2005, approximately 25.3% of the outstanding shares of the Investor Class were held by the Spectrum Funds and 11.0% were held by the Retirement Funds.

The fund may invest in the T. Rowe Price Reserve Investment Fund and the T. Rowe Price Government Reserve Investment Fund (collectively, the Reserve Funds), open-end management investment companies managed by Price Associates and affiliates of the fund. The Reserve Funds are offered as cash management options to mutual funds, trusts, and other accounts managed by Price Associates and/or its affiliates, and are not available for direct purchase by members of the public. The Reserve Funds pay no investment management fees. During the year ended May 31, 2005, dividend income from the Reserve Funds totaled $3,020,000, and the value of shares of the Reserve Funds held at May 31, 2005 and May 31, 2004 was $105,729,000 and $112,429,000, respectively.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Directors and Shareholders of T. Rowe Price High Yield Fund, Inc.

In our opinion, the accompanying statement of assets and liabilities, including the portfolio of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of T. Rowe Price High Yield Fund, Inc. at May 31, 2005, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the auditing standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at May 31, 2005 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Baltimore, Maryland
July 12, 2005

TAX INFORMATION (UNAUDITED) FOR THE TAX YEAR ENDED 5/31/05

We are providing this information as required by the Internal Revenue Code. The amounts shown may differ from those elsewhere in this report because of differences between tax and financial reporting requirements.

The fund’s distributions to shareholders included $16,770,000 from short-term capital gains.

For taxable non-corporate shareholders, $2,847,000 of the fund’s income represents qualified dividend income subject to the 15% rate category.

For corporate shareholders, $2,763,000 of the fund’s income qualifies for the dividends-received deduction.

INFORMATION ON PROXY VOTING POLICIES, PROCEDURES, AND RECORDS

A description of the policies and procedures used by T. Rowe Price funds and portfolios to determine how to vote proxies relating to portfolio securities is available in each fund’s Statement of Additional Information, which you may request by calling 1-800-225-5132 or by accessing the SEC’s Web site, www.sec.gov. The description of our proxy voting policies and procedures is also available on our Web site, www.troweprice.com. To access it, click on the words “Company Info” at the top of our homepage for individual investors. Then, in the window that appears, click on the “Proxy Voting Policy” navigation button in the top left corner.

Each fund’s most recent annual proxy voting record is available on our Web site and through the SEC’s Web site. To access it through our Web site, follow the directions above, then click on the words “Proxy Voting Record” at the bottom of the Proxy Voting Policy page.

HOW TO OBTAIN QUARTERLY PORTFOLIO HOLDINGS

The fund files a complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The fund’s Form N-Q is available electronically on the SEC’s Web site (www.sec.gov); hard copies may be reviewed and copied at the SEC’s Public Reference Room, 450 Fifth St. N.W., Washington, DC 20549. For more information on the Public Reference Room, call 1-800-SEC-0330.

APPROVAL OF INVESTMENT MANAGEMENT AGREEMENT

On March 2, 2005, the fund’s Board of Directors unanimously approved the investment advisory contract (“Contract”) between the fund and its investment manager, T. Rowe Price Associates, Inc. (“Manager”). The Board considered a variety of factors in connection with its review of the Contract, also taking into account information provided by the Manager during the course of the year, as discussed below:

Services Provided by the Manager

The Board considered the nature, quality, and extent of the services provided to the fund by the Manager. These services included, but were not limited to, management of the fund’s portfolio and a variety of activities related to portfolio management. The Board also reviewed the background and experience of the Manager’s senior management team and investment personnel involved in the management of the fund. The Board concluded that it was satisfied with the nature, quality, and extent of the services provided by the Manager.

Investment Performance of the Fund

The Board reviewed the fund’s average annual total return over the 1-, 3-, 5-, and 10-year periods as well as the fund’s year-by-year returns and compared these returns to a wide variety of previously agreed upon comparable performance measures and market data, including those supplied by Lipper and Morningstar, which are independent providers of mutual fund data. On the basis of this evaluation and the Board’s ongoing review of investment results, the Board concluded that the fund’s performance was satisfactory.

Costs, Benefits, Profits, and Economies of Scale

The Board reviewed detailed information regarding the revenues received by the Manager under the Contract and other benefits that the Manager (and its affiliates) may have realized from its relationship with the fund, including research received under “soft dollar” agreements. The Board also received information on the estimated costs incurred and profits realized by the Manager and its affiliates from advising T. Rowe Price mutual funds, as well as estimates of the gross profits realized from managing the fund in particular. The Board concluded that the Manager’s profits were reasonable in light of the services provided to the fund. The Board also considered whether the fund or other funds benefit under the fee levels set forth in the Contract from any economies of scale realized by the Manager. Under the Contract, the fund pays a fee to the Manager composed of two components—a group fee rate based on the aggregate assets of certain T. Rowe Price mutual funds (including the fund) that declines at certain asset levels, and an individual fund fee rate that is assessed on the assets of the fund. The Board concluded that an additional breakpoint should be added to the group fee component of the fees paid by the fund under the Contract at a level of $160 billion. The Board further concluded that, with this change, the advisory fee structure for the fund continued to provide for a reasonable sharing of benefits from economies of scale with the fund’s investors.

Fees

The Board reviewed the fund’s management fee rate, operating expenses, and total expense ratio (for both the Investor Class and the Advisor Class) and compared them to fees and expenses of other comparable funds based on information and data supplied by Lipper. The information provided to the Board showed that the fund’s management fee rate was at or above the median of certain groups of comparable funds but below the median of other groups of comparable funds. The information also indicated that the fund’s expense ratio (for both classes of shares) was generally below the median of comparable funds. The Board also reviewed the fee schedules for comparable privately managed accounts of the Manager and its affiliates. Management informed the Board that the Manager’s responsibilities for privately managed accounts are more limited than its responsibilities for the fund and other T. Rowe Price mutual funds that it or its affiliates advise. On the basis of the information provided, the Board concluded that the fees paid by the fund under the Contract were reasonable.

Approval of the Contract

As noted, the Board approved the continuation of the Contract as amended to add an additional breakpoint to the group fee rate. No single factor was considered in isolation or to be determinative to the decision. Rather, the Board concluded, in light of a weighting and balancing of all factors considered, that it was in the best interests of the fund to approve the continuation of the Contract, including the fees to be charged for services thereunder.

ABOUT THE FUND’S DIRECTORS AND OFFICERS

Your fund is governed by a Board of Directors that meets regularly to review investments, performance, expenses, and other business matters, and is responsible for protecting the interests of shareholders. The majority of the fund’s directors are independent of T. Rowe Price Associates, Inc. (T. Rowe Price); “inside” directors are officers of T. Rowe Price. The Board of Directors elects the fund’s officers, who are listed in the final table. The business address of each director and officer is 100 East Pratt Street, Baltimore, MD 21202. The Statement of Additional Information includes additional information about the fund directors and is available without charge by calling a T. Rowe Price representative at 1-800-225-5132.

Independent Directors

Name
(Year of Birth)	Principal Occupation(s) During Past 5 Years and
Year Elected *	Directorships of Other Public Companies

Anthony W. Deering	Chairman, Exeter Capital, LLC, a private investment firm (2004 to pre-
(1945)	sent); Director, Chairman of the Board, and Chief Executive Officer,
1984	The Rouse Company, real estate developers (1997 to 2004); Director,
Mercantile Bank (4/03 to present)

Donald W. Dick, Jr.	Principal, EuroCapital Advisors, LLC, an acquisition and management
(1943)	advisory firm; Chairman, President, and Chief Executive Officer,
2001	The Haven Group, a custom manufacturer of modular homes
(1/04 to present)

David K. Fagin	Chairman and President, Nye Corporation (6/88 to present); Director,
(1938)	Canyon Resources Corporation and Golden Star Resources Ltd. (5/00
2001	to present), and Pacific Rim Mining Corp. (2/02 to present)

Karen N. Horn	Managing Director and President, Global Private Client Services, Marsh
(1943)	Inc. (1999 to 2003); Managing Director and Head of International
2003	Private Banking, Bankers Trust (1996 to 1999); Director, Eli Lilly
and Company and Georgia Pacific

F. Pierce Linaweaver	President, F. Pierce Linaweaver & Associates, Inc., consulting environ-
(1934)	mental and civil engineers
1984

Theo C. Rodgers **	President, A&R Development Corporation
(1941)
2005

John G. Schreiber	Owner/President, Centaur Capital Partners, Inc., a real estate invest-
(1946)	ment company; Partner, Blackstone Real Estate Advisors, L.P.; Director,
1992	AMLI Residential Properties Trust

* Each independent director oversees 112 T. Rowe Price portfolios and serves until retirement, resignation, or elec-
tion of a successor.
**Elected effective April 1, 2005.

Inside Directors

Name
(Year of Birth)
Year Elected *
[Number of T. Rowe Price	Principal Occupation(s) During Past 5 Years and
Portfolios Overseen]	Directorships of Other Public Companies

Mary J. Miller, CFA	Director and Vice President, T. Rowe Price; Vice President, T. Rowe
(1955)	Price Group, Inc.
2004
[37]

James S. Riepe	Director and Vice President, T. Rowe Price; Vice Chairman of the Board,
(1943)	Director, and Vice President, T. Rowe Price Group, Inc.; Chairman of the
1984	Board and Director, T. Rowe Price Global Asset Management Limited,
[112]	T. Rowe Price Global Investment Services Limited, T. Rowe Price
Investment Services, Inc., T. Rowe Price Retirement Plan Services,
Inc., and T. Rowe Price Services, Inc.; Chairman of the Board, Director,
President, and Trust Officer, T. Rowe Price Trust Company; Director,
T. Rowe Price International, Inc.; Director, The Nasdaq Stock Market, Inc.

* Each inside trustee serves until retirement, resignation, or election of a successor.

Officers

Name (Year of Birth)
Title and Fund(s) Served	Principal Occupation(s)

Andrew M. Brooks (1956)	Vice President, T. Rowe Price and T. Rowe Price
Vice President, High Yield Fund	Group, Inc.

Joseph A. Carrier, CPA (1960)	Vice President, T. Rowe Price, T. Rowe Price
Treasurer, High Yield Fund	Group, Inc., T. Rowe Price Investment Services,
Inc., and T. Rowe Price Trust Company

Roger L. Fiery III, CPA (1959)	Vice President, T. Rowe Price, T. Rowe Price
Vice President, High Yield Fund	Group, Inc., T. Rowe Price International, Inc.,
and T. Rowe Price Trust Company

Robert N. Gensler (1957)	Vice President, T. Rowe Price, T. Rowe Price
Vice President, High Yield Fund	Group, Inc., and T. Rowe Price International, Inc.

John R. Gilner (1961)	Chief Compliance Officer and Vice President,
Chief Compliance Officer, High Yield Fund	T. Rowe Price; Vice President, T. Rowe Price
Group, Inc., and T. Rowe Price Investment
Services, Inc.

Gregory S. Golczewski (1966)	Vice President, T. Rowe Price and T. Rowe Price
Vice President, High Yield Fund	Trust Company

Henry H. Hopkins (1942)	Director and Vice President, T. Rowe Price
Vice President, High Yield Fund	Investment Services, Inc., T. Rowe Price
Services, Inc., and T. Rowe Price Trust Company;
Vice President, T. Rowe Price, T. Rowe Price
Group, Inc., T. Rowe Price International, Inc., and
T. Rowe Price Retirement Plan Services, Inc.

Paul A. Karpers, CFA (1967)	Vice President, T. Rowe Price and T. Rowe Price
Vice President, High Yield Fund	Group, Inc.

Patricia B. Lippert (1953)	Assistant Vice President, T. Rowe Price and
Secretary, High Yield Fund	T. Rowe Price Investment Services, Inc.

Kevin P. Loome, CFA (1967)	Vice President, T. Rowe Price, T. Rowe Price
Vice President, High Yield Fund	Group, Inc., and T. Rowe Price International, Inc.

Michael J. McGonigle (1966)	Vice President, T. Rowe Price and T. Rowe Price
Vice President, High Yield Fund	Group, Inc.

Walter P. Stuart III, CFA (1960)	Vice President, T. Rowe Price and T. Rowe Price
Vice President, High Yield Fund	Group, Inc.

Thomas E. Tewksbury (1961)	Vice President, T. Rowe Price and T. Rowe Price
Vice President, High Yield Fund	Group, Inc.

Mark J. Vaselkiv (1958)	Vice President, T. Rowe Price and T. Rowe Price
President, High Yield Fund	Group, Inc.

Julie L. Waples (1970)	Vice President, T. Rowe Price
Vice President, High Yield Fund

Thea N. Williams (1961)	Vice President, T. Rowe Price and T. Rowe Price
Vice President, High Yield Fund	Group, Inc.

Unless otherwise noted, officers have been employees of T. Rowe Price or T. Rowe Price International for at least five years.

Item 2. Code of Ethics.

The registrant has adopted a code of ethics, as defined in Item 2 of Form N-CSR, applicable to its principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions. A copy of this code of ethics is filed as an exhibit to this Form N-CSR. No substantive amendments were approved or waivers were granted to this code of ethics during the period covered by this report.

Item 3. Audit Committee Financial Expert.

The registrant’s Board of Directors/Trustees has determined that Mr. David K. Fagin qualifies as an audit committee financial expert, as defined in Item 3 of Form N-CSR. Mr. Fagin is considered independent for purposes of Item 3 of Form N-CSR.

Item 4. Principal Accountant Fees and Services.

(a) – (d) Aggregate fees billed to the registrant for the last two fiscal years for professional services rendered by the registrant’s principal accountant were as follows:

	2005	2004
Audit Fees	$13,755	$12,903
Audit-Related Fees	1,774	1,428
Tax Fees	4,203	3,630
All Other Fees	306	124

Audit fees include amounts related to the audit of the registrant’s annual financial statements and services normally provided by the accountant in connection with statutory and regulatory filings. Audit-related fees include amounts reasonably related to the performance of the audit of the registrant’s financial statements, specifically the issuance of a report on internal controls. Tax fees include amounts related to tax compliance, tax planning, and tax advice. Other fees include the registrant’s pro-rata share of amounts for agreed-upon procedures in conjunction with service contract approvals by the registrant’s Board of Directors/Trustees.

(e)(1) The registrant’s audit committee has adopted a policy whereby audit and non-audit services performed by the registrant’s principal accountant for the registrant, its investment adviser, and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant require pre-approval in advance at regularly scheduled audit committee meetings. If such a service is required between regularly scheduled audit committee meetings, pre-approval may be authorized by one audit committee member with ratification at the next scheduled audit committee meeting. Waiver of pre-approval for audit or non-audit services requiring fees of a de minimis amount is not permitted.

(2) No services included in (b) – (d) above were approved pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f) Less than 50 percent of the hours expended on the principal accountant’s engagement to audit the registrant’s financial statements for the most recent fiscal year were attributed to work performed by persons other than the principal accountant’s full-time, permanent employees.

(g) The aggregate fees billed for the most recent fiscal year and the preceding fiscal year by the registrant’s principal accountant for non-audit services rendered to the registrant, its investment adviser, and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant were $903,000 and $821,000, respectively, and were less than the aggregate fees billed for those same periods by the registrant’s principal accountant for audit services rendered to the T. Rowe Price Funds.

(h) All non-audit services rendered in (g) above were pre-approved by the registrant’s audit committee. Accordingly, these services were considered by the registrant’s audit committee in maintaining the principal accountant’s independence.

Item 5. Audit Committee of Listed Registrants.

Not applicable.

Item 6. Schedule of Investments.

Not applicable. The complete schedule of investments is included in Item 1 of this Form N-CSR.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

Not applicable.

Item 11. Controls and Procedures.

(a) The registrant’s principal executive officer and principal financial officer have evaluated the registrant’s disclosure controls and procedures within 90 days of this filing and have concluded that the registrant’s disclosure controls and procedures were effective, as of that date, in ensuring that information required to be disclosed by the registrant in this Form N-CSR was recorded, processed, summarized, and reported timely.

(b) The registrant’s principal executive officer and principal financial officer are aware of no change in the registrant’s internal control over financial reporting that occurred during the registrant’s second fiscal quarter covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)(1) The registrant’s code of ethics pursuant to Item 2 of Form N-CSR is attached.

(2) Separate certifications by the registrant's principal executive officer and principal financial officer, pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 and required by Rule 30a-2(a) under the Investment Company Act of 1940, are attached.

(3) Written solicitation to repurchase securities issued by closed-end companies: not applicable.

(b) A certification by the registrant's principal executive officer and principal financial officer, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 and required by Rule 30a-2(b) under the Investment Company Act of 1940, is attached.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

T. Rowe Price High Yield Fund, Inc.

By	/s/ James S. Riepe
James S. Riepe
Principal Executive Officer

Date	July 20, 2005

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By	/s/ James S. Riepe
James S. Riepe
Principal Executive Officer

Date	July 20, 2005

By	/s/ Joseph A. Carrier
Joseph A. Carrier
Principal Financial Officer

Date	July 20, 2005